UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2006

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices)                            (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On February 2, 2006, Briggs & Stratton Corporation issued a press release announcing its intent to repurchase up to one million shares of its common stock by June 2006.  A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(a)            Not applicable

(b)           Not applicable

(c)            Not applicable

(d)           Exhibits.  The following exhibit is being filed herewith:

99.1	Press Release dated February 2, 2006 announcing intent to repurchase shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: February 2, 2006	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 2, 2006 announcing intent to repurchase shares of common stock.